SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                                                      |X|
Filed by a party other than the registrant                                   |_|
Check the appropriate box:

|_|   Preliminary proxy statement
|_|   Confidential,  for  Use of the  Commission  Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TIMOTHY PLAN
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.    Title of each class of securities to which transaction applies:

      ..........................................................................

2.    Aggregate number of securities to which transaction applies:

      ..........................................................................

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................

4.    Proposed maximum aggregate value of transaction:

      ..........................................................................

5.    Total fee paid:

      ..........................................................................

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

2.    Amount Previously Paid:

      ..........................................................................

3.    Form, Schedule or Registration Statement No.:

      ..........................................................................

4.    Filing Party:

      ..........................................................................

5.    Date Filed:

      ..........................................................................

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     of the
                        TIMOTHY LARGE/MID-CAP VALUE FUND

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free 800-662-0201

      The Timothy Plan (the "Trust") is holding a special meeting of the shareholders of the Timothy Plan Large/Mid-Cap Value Fund (the "Special Meeting") on Friday, April 29, 2005 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco Mutual Fund Services, Inc., located at 83 General Warren Boulevard, Suite 200, Malvern, PA 19355.

      The Trust is a Delaware business trust, registered with the Securities and Exchange Commission ("SEC") and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series ("Funds") and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Large/Mid-Cap Value Fund (the "Fund") offers Class A Shares, which are sold to the public with a front-end sales charge, Class B Shares, which are sold with a contingent deferred sales charge ("CDSC") which declines to zero over a period of years and an ongoing distribution and servicing (12b-1) fee of 1.00%, and Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%. Sales of Class B shares have been closed to new investors since May3, 2004.

      There is only one item for consideration at the Special Meeting. You and your fellow shareholders are being asked to approve a new sub-investment advisory agreement on behalf of your Fund with Westwood Management Corp. ("Westwood"), a registered investment advisory company.

      Fox Asset Management, Inc., the Fund's former sub-investment adviser, resigned its position as of March 1, 2005. The engagement of Westwood is necessary in order to maintain professional investment management expertise for the Fund. The proposed sub-advisory agreement with Westwood will NOT result in an increase in the Fund's overall expense structure. The details of the proposed sub-advisory agreement are contained in the accompanying proxy materials, and we urge you to read it carefully.

            You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 15, 2005. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

            Your vote on this proposal is very important. If you own Fund shares in more than one accounts of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

            Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

      As always, we thank you for your confidence and support.

                                              By Order of the Board of Trustees,


                                              Arthur Ally
                                              Chairman

March 29, 2005

                                THE TIMOTHY PLAN
                     Special Meeting of the Shareholders of
                                       the
                      Timothy Plan Large/Mid-Cap Value Fund

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free: 800-662-0201

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              Dated March 29, 2005

                         SPECIAL MEETING OF SHAREHOLDERS
                          To be Held on April 29, 2005

Introduction

The Board of Trustees (the "Board") of the Timothy Plan (the "Trust") has voted to call a special meeting of all shareholders of the Timothy Plan Large/Mid-Cap Value Fund (the "Fund"), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of Citco Mutual Fund Services, Inc. ("Citco"), at 10:00 a.m., Eastern Time, on Friday, April 29, 2005. Citco serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about March 24, 2005.

Items for Consideration

      The Special Meeting will be held to consider the following items of business:

      (a) Approval of a new sub-investment advisory agreement with Westwood Management Corp. ("Westwood") for the Fund; and

      (b) Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

      If you were the record owner of any shares of the Fund as of the close of business on March 15, 2005 (the "Record Date"), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 4,039,397.59 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

      The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

      The Board has named Theresa McNamee and Terry Covert as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

      If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

      If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust's Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1304 West Fairbanks Avenue, Winter Park, FL 32789.

Voting in Person

      If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

      A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 2,019,6989.795 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

      Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

      The affirmative vote of a "majority" of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

      Broker non-votes will not count as votes cast and will have the effect of votes against the Proposal.

Adjournments

      The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

      The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund ("TPL"), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

      Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2004. Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.     APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
                  WESTWOOD MANAGEMENT CORP. ("WESTWOOD") ON BEHALF OF THE
                  TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

Background

      The Timothy Plan Large/Mid-Cap Value Fund (the "Fund") invests the majority of its assets in the common stock of mid- to large capitalization (over $2 billion in market capitalization) U.S. domestic companies with the objective of providing long term growth of capital, and with a secondary objective of current income. The Fund currently offers Class A and Class C shares, and previously offered Class B shares. Class A shares of the Fund commenced investment operations on July 14, 1999, Class B shares commenced investment operations on July 15, 1999, and Class C shares commenced investment operations on February 2, 2004.

      Timothy Partners, Ltd. ("TPL"), 1304 West Fairbanks Avenue, Winter Park, FL 32789, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund's shareholders. The investment advisory agreement with TPL has been in effect since the Fund's inception in July, 1999 and was last renewed by the Board on February 25, 2005.

      TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

      For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of the average daily net assets of the Fund.

The Investment Management Structure

      Along with most of the Timothy Plan funds, the Fund operates under a "manager of managers" structure. Under that structure, TPL serves as the investment adviser to the Fund and is responsible for the overall management and supervision of the Fund and its operations. However, the day-to-day selection of securities for the Fund and the provision of a continuing and cohesive Fund investment strategy is handled by one or more sub-advisers. One of TPL's principal responsibilities to the Fund as investment adviser is to select and recommend suitable firms to offer day-to-day investment management services to the Fund as sub-advisers. These sub-advisory firms are paid for their services to the Fund by TPL out of the fees paid to TPL by the Fund.

      Fox Asset Management, LLC ("Fox"), 44 Sycamore Avenue, Little Silver, NJ 07739, has served as sub-investment adviser to the Fund under a written sub-advisory agreement between the Trust, TPL & Fox since the inception of the Fund in July, 1999. Fox's sub-advisory agreement was originally approved by the Fund's shareholders immediately prior to the Fund's commencement of operations and was last renewed by the Board on February 27, 2004.

      On or about January 28, 2005, TPL, on behalf of the Board of Trustees, informed Fox that its agreement to serve as sub-adviser to the Fund was being terminated, such termination to become effective as of March 28 2005. This action was taken after ongoing consultations by and between TPL and the Board concerning Fox's internal structure and capabilities. Fox had recently undergone certain merger activity and several of the key persons whom the Fund had counted on for investment management had left Fox, including the firm's founder, Given the Trust's mandate of providing extraordinary stewardship for all of the Trust's Funds, TPL and the Board ultimately agreed that the changes at Fox might not be beneficial to the Fund's shareholders and that a larger firm with greater resources would likely be beneficial to the Fund's future growth and would better serve the Fund's shareholders.

      TPL, in anticipation of the departure of Fox, engaged the firm of UBS PRIME Consultant to assist it in a search to find a new sub-adviser for the Fund. A thorough search and vetting process involving a number of candidates was undertaken, and after interviewing a number of potential replacements, TPL and UBS submitted Westwood Management Corp. ("Westwood") to the Board for its consideration.

      Fox was informed that Westwood had been tentatively selected as successor sub-adviser, and with the consent of TPL and the Board, Fox decided to terminate its services to the Fund as of February 28, 2005, subject to Board approval of Westwood. Westwood, in turn, agreed to begin providing services to the Fund on March 1, 2005, subject to Board approval.

Westwood Management Corp. ("Westwood")

      Westwood Management Corp., 200 Crescent Court, Suite 1200, Dallas, TX 75201, was established in 1982 as a New York corporation and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended. As of December 31, 2004, Westwood managed approximately $3.79 billion in client assets.

      Westwood Holdings Group, Inc., a public company listed on the New York Stock Exchnage ("WHG"), owns a controlling interest in Westwood. Ms. Susan
      M. Byrne, CFA founded Westwood and currently serves as the firm's Chief Investment Officer and Portfolio Manager. Ms. Byrne also serves as Chief Executive Officer and Chairman of the board of Directors of WHG. Ms. Byrne has been an investment professional for over 35 years. Ms. Byrne entered the financial services industry in 1970 where she worked for major wirehouses until 1978. From 1978 until she founded Westwood, Mrs. Byrne served Bankers Trust as a portfolio manager in the employee benefits department, and GAF Corp. as a portfolio manager and assistant treasurer.

      Westwood utilizes a team of investment professionals to manage their Large/Mid-Cap Value portfolio clients' assets. The primary team members responsible for the Fund's investment operations are Christopher McDonald, CFA, Kellie Stark, CFA, Jay K. Singhania, CFA, Ragan R. Stienke and the team's leader, Susan M. Byrne, CFA. Each team member has a number of other Westwood professionals supporting their efforts. The members of the Westwood investment team average in excess of 13 years experience in the investment field.

Additional Information about Westwood

      The information presented below is designed to provide additional information about Westwood, the team members of Westwood responsible for the Fund's investments, and the means by which such persons are compensated for their services. .

------------------------------------------------------------------------------------------------------------------------------------
   Portfolio                  Types, Asset Amounts and No. of                           Types, Asset Amounts and No. of
    Manager                  Accounts Managed by Team Members                           Accounts Managed by Team Members
                                                                                    Where Compensation is Performance Based
------------------------------------------------------------------------------------------------------------------------------------
                Registered          Other Pooled       Other               Registered         Other Pooled        Other
                Investment          Investment         Accounts            Investment         Investment          Accounts
                Companies           Vehicles                               Companies          Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                No. of    Total     No. of   Total     No. of    Total     No. of   Total     No. of    Total     No. of    Total
                Accts     Assets    Accts.   Assets    Accts.    Assets    Accts    Assets    Accts.    Assets    Accts.    Assets
                          (mil)              (mil)               (mil)              (mil)               (mil)               (mil)
------------------------------------------------------------------------------------------------------------------------------------
Team                3      $469        5      $627        36    $1.753        0        NA         0        NA         0       NA
------------------------------------------------------------------------------------------------------------------------------------

      Westwood combines three elements to each member's total compensation: base salary, cash bonus and restricted company stock. Base salary is reviewed on an annual basis and can be adjusted based on the employee's performance. For Salary and Restricted Stock grants, Westwood utilizes a performance measurement process that incorporates both qualitative and quantitative measures. The results contribute to decisions for the cash bonus and restricted stock grants. Restricted stock is granted on an annual basis and carries a 4-year rolling vesting schedule. Westwood does not currently have any clients where portfolio manager compensation is based, either in whole or in part, on client investment portfolio performance.

Board Considerations

      On January 27, 2005, the Fund's Board of Trustees held a special meeting to consider a new sub-investment adviser for the Fund, and after full deliberation, selected Westwood to serve in that capacity.

      During its deliberations, the Board reviewed the qualifications of Westwood and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to Westwood. UBS and TPL both reported that prior to the Board meeting, Mr. Ally and Mr. Wessley Pennington, the board's senior independent Trustee, along with representatives of UBS, had traveled to Westwood's offices in Dallas, Texas to conduct due diligence on the firm and to hear a formal presentation. UBS, TPL and Mr. Pennington were unanimous in their praise for the firm and their confidence in the firm's ability to serve the Fund.

      The Board then received written information relating to the experience, strengths, other clients and past investment performance of Westwood and noted with approval the firm's consistently above-average investment performance, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Westwood, and that no compensation was to be paid to Westwood other than advisory fees under the agreement. The Board also reviewed the financial condition of Westwood and questioned both TPL and UBS at length to assure themselves that Westwood was financially capable of undertaking the responsibilities of serving the Fund.

      The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with Westwood, Westwood would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund invests. Westwood would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by Westwood. Westwood would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with Westwood is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

      The Board then discussed the proposed fees payable to Westwood for its services to the Fund. Since those fees would be paid to Westwood by TPL out of the fees it received from the Fund, the Board sought TPL's opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that Westwood was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because Westwood's proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

      Based on the Board's review and UBS and TPL's recommendation, the Board unanimously voted to approve Westwood as sub-advisor to the Fund and to seek shareholder approval of their choice. The Board then entered into an interim agreement with Westwood to provide sub-advisory services to the Fund for a period not to exceed 150 days, commencing on March 1, 2005. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur. the interim agreement is identical in all other respects to the proposed agreement attached to this proxy statement as Exhibit B.

Fees and Expenses

      If Westwood becomes the new Sub-Advisor to the Fixed Income Fund, TPL will pay a portion of the fee it currently receives from the Fixed Income Fund to Westwood. Westwood has agreed to serve as Sub-Advisor to the Fixed Income Fund for fees based upon the following schedule:

                 Fund Assets                           Annual Fee Percentage

                 zero to $10 million                                   0.42%

                 > $10 million to $15 million                          0.40%

                 >15 to $25 million                                    0.35%

                 Above    $25 million                                  0.25%

      The fees paid to Westwood on behalf of the Fund under the sub-advisory agreement will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Fund, so overall fees to the Fund's shareholders will not change. Westwood may temporarily agree to accept a fee based on accumulating Fund assets in order to assist Fund growth. In either event, overall fees to shareholders will remain the same.

Financial Effect on the Fund

      If Westwood becomes the new Sub-Adviser to the Fund, the fees paid by shareholders of the Fund will remain exactly the same. Fund shareholders currently pay total investment advisory fees of 0.85% per annum of the average daily assets of the Fund. That fee will not change if Westwood becomes the new Sub-Adviser to the Fund. TPL receives the 0.85% advisory fee, and will pay a maximum of 0.42% of that fee to Westwood. The table below shows the overall expenses of the before and after the engagement of Westwood. The fees stated below are actual fees incurred by the Fund for its fiscal year ended December 31, 2004. Fees shown as "Proposed"

                                                   Class A           Class C
      FIXED INCOME FUND                       ----------------------------------
      ANNUAL OPERATING EXPENSES               Current Proposed  Current Proposed
      --------------------------------------------------------------------------
      Management Fee (1)                       0.85%    0.85%    0.85%    0.85%
      --------------------------------------------------------------------------
      Service & Distribution (12b-1) Fees      0.25%    0.25%    1.00%    1.00%
      --------------------------------------------------------------------------
      Other Expenses  (2)                      0.42%    0.42%    0.42%    0.42%
                                               ----     ----     ----     ----
      --------------------------------------------------------------------------
      Total Annual Operating Expenses
      (before reimbursement by Advisor)        1.52%    1.52%    2.27%    2.27%
                                               ----     ----     ----     ----
      --------------------------------------------------------------------------
      Reimbursement by Advisor                 0.00%    0.00%    0.00%    0.00%
      --------------------------------------------------------------------------
      Total Annual Operating Expenses (3)
      (after reimbursement by Advisor)         1.52%    1.52%    2.27%    2.27%
                                               ====     ====     ====     ====
      --------------------------------------------------------------------------

      (1) Management Fees currently include a fee equal to an annual rate of 0.85% of the average daily net assets of the Fund, which is paid to the Funds' Adviser, TPL. From that fee, TPL paid Fox a fee equal to an annual rate of 0.20% of the average daily net assets of the Fund. Under the proposed Westwood agreement, Management Fees would continue to include a fee equal to an annual rate of 0.85% of the average daily net assets of the Fund, paid to the Funds' Adviser, TPL. From that fee, TPL would pay Westwood a fee equal to a maximum rate of 0.42% of the average daily net assets of the Fund.

      (2) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and reflect actual expenses incurred by the Fund for the Fund's fiscal year ended December 31, 2003.

      (3) Timothy Partners, Ltd. is contractually obligated to waive its fees and/or reimburse the Fund to the extent necessary to maintain certain overall expense caps for each Class. The expense cap of the Fund is as follows: For Class A shares, the expense cap is 1.60%. For Class C shares of the Fund, the expense cap is 2.35%.

      The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

     --------------------------------------------------------------------------------------------------------------
                         One Year                 Three Years              Five Years               Ten Years
     --------------------------------------------------------------------------------------------------------------
                   Current      Proposed     Current     Proposed     Current     Proposed     Current     Proposed
     --------------------------------------------------------------------------------------------------------------
     Class A        $672          $672         $980        $980        $1,310      $1,310       $2,242      $2,242
     Class C        $330          $313         $709        $674        $1,215      $1,215       $2,605      $2,605
     --------------------------------------------------------------------------------------------------------------

      If you did not redeem your shares, your costs would be:

     --------------------------------------------------------------------------------------------------------------
                         One Year                 Three Years               Five Years              Ten Years
     --------------------------------------------------------------------------------------------------------------
                   Current      Proposed     Current      Proposed     Current    Proposed     Current     Proposed
     --------------------------------------------------------------------------------------------------------------
     Class A        $557          $557        $851          $851        $1,156     $1,156       $2,059      $2,059
     --------------------------------------------------------------------------------------------------------------
     Class C        $223          $230        $709          $674        $1,215     $1,215       $2,605      $2,605
     --------------------------------------------------------------------------------------------------------------

If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

--------------------------------------------------------------------------------
       The Fund's Board of Trustees , including the independent Trustees, unanimously recommends that you vote "For" the Proposal.
--------------------------------------------------------------------------------

================================================================================

                                OTHER INFORMATION

UNDERWRITER

      Timothy Partners, Ltd. ("TPL") 1304 West Fairbanks Avenue, Winter Park, FL 32789, in addition to serving as investment adviser to the Funds, also serves as principal underwriter to the Trust's shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

      TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus and may retain some or all of the fees paid by the Fund's pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

      Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated July 1, 2001.

PROPOSALS OF SHAREHOLDERS

      As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

      The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's unaudited semi-annual financial report, dated June 30, 2004, and the Trust's audited annual financial report, dated December 31, 2004.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                         OF THE FUND, BY CLASS AND TOTAL
                              As of March 15, 2005

--------------------------------------------------------------------------------
      Class A            Class B            Class C             Total
--------------------------------------------------------------------------------
  3,458,005.222        450,918.864        130,473.504        4,039,397.59
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES
                              As of March 15, 2005

--------------------------------------------------------------------------------
Name & Address of Shareholder       Share        No. of          % of Total
                                    Class        Shares         Fund Shares
--------------------------------------------------------------------------------

NFSC, 200 Liberty Street,
One World Financial Center,
New York, NY  10281                  A        2,027,088.         58.62%
--------------------------------------------------------------------------------

NFSC FBO Patsy P Sutherland,
1415 Rabbit Run Road,
Goodview, VA  24095                  C            8,224.          6.30%
--------------------------------------------------------------------------------

S & K Products Company,
700 17th Street, Suite 300,
Denver, CO  80202                    C            6,839           5.24%
--------------------------------------------------------------------------------

             Timothy Plan Officer/Director Ownership of Fund Shares
                              As of March 15, 2005

-------------------------------------------------------------------------------------------------------
                                                                                  Dollar Range
                                    Dollar Range of                               of Shares
Name                                Shares Owned, By Fund                         Owned, All Funds
-------------------------------------------------------------------------------------------------------
                                              Small Cap Value-    $1 to $10,000
                                           Large Mid Cap Value-   $1 to $10,000
                                                   Fixed Income-  $1 to $10,000
                                            Conservative Growth-  $1 to $10,000
                                               Strategic Growth-  $1 to $10,000
                                              Aggressive Growth-  $1 to $10,000
Arthur D. Ally                                 Large Mid Growth-  $1 to $10,000           $1 to $10,000
-------------------------------------------------------------------------------------------------------
                                         Small Cap Value-   $50,001 to $100,000
                                      Large Mid Cap Value-  $50,001 to $100,000
                                               Strategic Growth-  Over $100,000
                                      Conservative Growth-  $50,001 to $100,000
                                             Fixed Income-  $50,001 to $100,000
Joseph Boatwright                             Money Market Fund-  $1 to $10,000           Over $100,000
-------------------------------------------------------------------------------------------------------
                                                      Small Cap Value A $63,087
                                                       Strategic Growth A $3040
Mathew Staver                                                Small Cap B $2,855     $50,001 to $100,000
-------------------------------------------------------------------------------------------------------
Charles Nelson                                                             None                    None
-------------------------------------------------------------------------------------------------------
                                           Small Cap Value-  $10,001 to $50,000
Wesley Pennington                      Large Mid Cap Value-  $10,001 to $50,000      $10,001 to $50,000
-------------------------------------------------------------------------------------------------------
Scott Preissler                                                            None                    None
-------------------------------------------------------------------------------------------------------
Alan Ross                                                                  None                    None
-------------------------------------------------------------------------------------------------------
Kathryn T. Martinez                                                        None                    None
-------------------------------------------------------------------------------------------------------
Richard W. Copeland                                                        None                    None
-------------------------------------------------------------------------------------------------------
William W. Johnson                                                         None                    None
-------------------------------------------------------------------------------------------------------
                                     **Conservative Growth-  $10,001 to $50,000
                                            **Fixed Income-  $10,001 to $50,000
John C. Mulder                                             **Trustee on account      $10,001 to $50,000
-------------------------------------------------------------------------------------------------------
David J. Tollive                           Small Cap Value-  $10,001 to $50,000      $10,001 to $50,000
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                             Sub-Advisory Agreement
                                The Timothy Plan

THIS AGREEMENT is made and entered into as of the 28th day of February, 2005, by and between The Timothy Plan, a Delaware business trust (the "Trust"), Timothy Partners, Ltd., a Florida Limited Partnership (the "Adviser"), and Westwood Management Corp, a New York corporation (the "Investment Manager").

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act") and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a "Fund"); and

WHEREAS, the Trust presently issues shares of the following Funds:

      The Timothy Plan Aggressive Growth Fund
      The Timothy Plan Small-Cap Value Fund (formerly the Timothy Plan) The Timothy Plan Large/Mid-Cap Value Fund
      The Timothy Plan Large/Mid-Cap Growth Fund
      The Timothy Plan Fixed-Income Fund
      The Timothy Plan Money Market Fund
      The Timothy Plan Strategic Growth Portfolio
      The Timothy Plan Conservative Growth Portfolio
      The Timothy Plan Patriot Fund
      The Timothy Plan Small-Cap Variable Series
        (formerly the Timothy Plan Variable Series)
      The Timothy Plan Conservative Growth Portfolio Variable Fund
      The Timothy Plan Strategic Growth Portfolio Variable Fund; and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Trust has engaged Adviser to provide investment management services to the Funds listed above; and

WHEREAS, the Adviser desires to retain Investment Manager to render certain investment management services to the Timothy Plan Large/Mid Cap Value Fund (the "Portfolio"), and Investment Manager is willing to render such services; and

WHEREAS, the Trust consents to the engagement of Investment Manager by Adviser.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.    Obligations of Investment Manager

      (a) Services. Investment Manager agrees to perform the following services (the "Services") for the Portfolio:

            (1) manage the day-to-day investment and reinvestment of the Portfolio's assets;

            (2) continuously review, supervise, and administer the investment program of the Portfolio;

            (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) by and for the Portfolio having due regard for any restrictions on such investments as set forth from time to time by the Adviser;

            (4) provide the Adviser with records concerning Investment Manager's activities which the Trust is required to maintain; and

            (5) render regular reports to the Trust's and/or Adviser's officers and directors concerning Investment Manager's discharge of the foregoing responsibilities.

            Investment Manager shall discharge the foregoing responsibilities subject to the overall control of the officers, directors, and trustees of the Adviser, in compliance with such policies as the Board of Trustees of the Trust may from time to time establish, in compliance with the objectives, policies, and limitations of the Portfolio as set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. The Adviser will provide Investment Manager with a copy of each registration statement relating to the Portfolio promptly after it has been filed with the Securities and Exchange Commission. All Services to be furnished by Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of Investment Manager or through such other parties as Investment Manager may determine from time to time.

            Investment Manager agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein. Investment Manager may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected.

            Unless expressly assumed under this Agreement by Investment Manager, the Trust and/or Adviser shall pay all costs and expenses normally incurred by the Portfolio in connection with the Trust's operation and organization. To the extent Investment Manager incurs any cost by assuming expenses which are an obligation of the Adviser or Trust, the Adviser or Trust shall promptly reimburse Investment Manager for such costs and expenses.

            (b) Books and Records. All books and records prepared and maintained by Investment Manager for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefor, Investment Manager shall surrender to the Trust copies of such of the books and records so requested. The Trust acknowledges that Investment Manager is required to maintain books and records of its activities under the Investment Advisers Act of 1940, as amended, and agrees to allow Investment Manager to retain copies of such records of the Trust as required under federal law. Investment Manager agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust. However, Investment Manager may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of Adviser, the Portfolio or the Trust. Investment Manager may disclose that Adviser, the Portfolio and the Trust are its clients.

2. Portfolio Transactions. Investment Manager is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Portfolio and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust's currently effective prospectus and statement of additional information. When Investment Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Investment Manager, Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best net results of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by Investment Manager in the manner Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients. Further, the Trust has adopted procedures pursuant to Rules 17(a) and 17(e) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Portfolio and an affiliated broker or dealer (Rule 17(e)). Investment Manager shall at all times conduct its activities in compliance with such procedures. Investment Manager shall prepare a report at the end of each fiscal quarter reporting on Investment Manager's compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures. Investment Manager will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3. Compensation of Investment Manager. For its services rendered to the Portfolio, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Portfolio's average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

      The fees described above shall be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Trust's procedures for calculating Portfolio net asset value as described in the Trust's currently effective Prospectus and/or Statement of Additional Information. During any period when the determination of the Portfolio's net asset value is suspended by the trustees of the Trust, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

      The fees described above are annual fees, payable 1/12th monthly. Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered. In the event that this Agreement is terminated prior to the end of a month in which Investment Manager is providing Services, Adviser shall pay to Investment Manager fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered. Investment Manager shall have no right to obtain compensation directly from the Portfolio or the Trust for Services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

4. Status of Investment Manager. The services of Investment Manager to the Trust are not to be deemed exclusive, and Investment Manager shall be free to render similar services to others.

      The Trust and Adviser agree that Investment Manager may give advice or exercise investment responsibility and take other action with respect to accounts of other clients which may differ from advice given or the timing or nature of action taken with respect to the Portfolio; provided that Investment Manager acts in good faith, and provided further that it is Investment Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other client accounts, taking into account the investment objectives and policies of the Portfolio and any specific instructions applicable thereto.

      In order to assist Investment Manager in performing the Services to the Portfolio, the Trust and/or Adviser may from time to time provide Investment Manager with information, documents, research or writings designated as proprietary by the Trust or the Adviser. Investment Manager agrees that, upon being informed that such information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Investment Manager shall use such proprietary documents only to assist it in performing the Services to the Portfolio, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

      In rendering its Services to the Portfolio, Investment Manager shall be deemed to be an independent contractor. Unless expressly authorized or requested by the Trust, Investment Manager shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement. The parties to this Agreement acknowledge and agree that the Trust may, from time to time, authorize Investment Manager to act for or represent the Trust under limited circumstance. In such circumstances, Investment Manager may be deemed to be an agent of the Trust. Except for those circumstances in which the Trust has specifically authorized Investment Manager to act for or represent the Trust, Investment Manager shall in no way be deemed an agent of the Trust.

      Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business.

      It is understood that the name "Westwood Management Corp." and any derivatives associated with that name are the valuable property of the Investment Manager. Westwood understands and agrees that the Trust may use such name(s) in the Portfolio's Prospectus, Statement of Additional Information and other documents comprising the Registration Statement in order to satisfy the Trust's disclosure requirements under federal law. The Trust and Adviser each understands and agrees that in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Portfolio, the Adviser and/or the Trust shall not make public any material containing such name(s) without first obtaining the written consent of the Investment Manager, which consent shall not unreasonably be withheld. Upon the termination of this Agreement, the Trust and/or Adviser shall forthwith cease to use such name(s).

5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in Investment Manager (or any successor thereof) as directors, partners, officers, stockholders or otherwise, and directors, partners, officers, agents, and stockholders of Investment Manager are or may be interested in the Trust as trustees, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6. Liability of Investment Manager. Investment Manager assumes no responsibility under this Agreement other than to render the Services called for hereunder in good faith. Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

      Adviser and the Trust agree to indemnify and defend Investment Manager, its officers, directors, and employees for any loss or expense (including reasonable attorney's fees) arising out of or in connection with any action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio (other than any material misstatement or omission made in reliance upon and in conformity with written information furnished by Investment Manager to Adviser or the Portfolio).

7. Representations of the Adviser and Investment Manager. Adviser represents that (a) a copy of the Trust's Master Trust Agreement, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (b) a copy of the Trust's currently effective prospectus and statement of additional information has been delivered to Investment Manager; (c) Adviser has acted and will continue to act in conformity with the Act and other applicable laws; (d) the appointment of Investment Manager has been duly authorized; and (d) Adviser is authorized to enter into this Agreement.

      Investment Manager represents that (a) a copy of the Trust's currently effective prospectus and statement of additional information has been delivered to Investment Manager; (b) Investment Manager has acted and will continue to act in conformity with the Act and other applicable laws; and
      (c) Investment Manager is authorized to enter into this Agreement and to perform the Services described herein.

8. Term. This Agreement shall remain in effect until February 28, 2007, and from year to year thereafter provided that such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940) of the Portfolio's outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

      (a) the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Investment Manager;

      (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and

      (c) Investment Manager may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and

      (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

9. Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

      If to the Trust:

      The Timothy Plan
      1304 West Fairbanks Avenue
      Winter Park, FL  32789
      Arthur D. Ally
      President
      Arthur D. Ally, President

      If to the Adviser:

      Timothy Partners, Ltd.
      1304 West Fairbanks Avenue
      Winter Park, FL  32789
      By: Covenant Funds, Inc.
      Managing General Partner
      Title:  ___________________

      If to the Investment Manager

      Westwood Management Corp.
      200 Crescent Ct.
      Suite 200
      Dallas,  TX  75201
      Attn:  ____________________

10. Amendments; Entire Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes any prior agreement or understanding, whether written or oral.

11. Code of Ethics. Pursuant to Rule 17j-1 under the Act, Investment Manager warrants, covenants and agrees that it shall have submitted its Code of Ethics to the Board of Trustees of the Trust and obtained Board approval of such Code of Ethics prior to rendering any Services to the Portfolio. Investment Manager shall submit any material changes to such Code of Ethics to the Board of Trustees for its approval within six months of making such material change. Investment Manager further warrants, covenants and agrees to comply with all applicable reporting requirements mandated by Rule 17j-1 with respect to Codes of Ethics. A copy of Investment Manager's current Code of Ethics is attached to this Agreement as Appendix 1 and incorporated herein for all purposes.

12. Proxy Voting. Except as specifically instructed by the Board of Trustees of the Trust or by the Adviser, Investment Manager shall exercise or procure the exercise of any voting rights attaching to investments of the Portfolio on behalf of the Portfolio.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to any laws of conflict of such jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

The Timothy Plan       Timothy Partners, Ltd.      Westwood Management Corp.


----------------       ----------------------      -------------------------
Arthur D. Ally         Covenant Funds, Inc.        By:  _______________________
President              Managing General            Its:  ______________________
                       Partner, Arthur D.
                       Ally, President


================================================================================

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND SHAREHOLDERS ONLY!

Proposal # 1.     Approve the Sub-investment Advisory Agreement with Westwood
                  Management Corp. for its services to the Fund

                  For                       Against                   Abstain

                  |_|                       |_|                       |_|

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

|X|

--------------------------------------------------------------------------------
Signature                                                                  Date

|X|

--------------------------------------------------------------------------------
Signature                                                                  Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Theresa McNamee and Terry Covert, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 29, 2005, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" each Proposal.